EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2017

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28
Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 279–285 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 168-172 and pages 173-175, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q17 Change					2017 Change
SELECTED INCOME STATEMENT DATA	4Q17		3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017		2016	2016
Reported Basis
Total net revenue	$24,153		$25,326	$25,470	$24,675	$23,376	(5)%	3%	$99,624		$95,668	4%
Total noninterest expense	14,591		14,318	14,506	15,019	13,833	2	5	58,434		55,771	5
Pre-provision profit	9,562		11,008	10,964	9,656	9,543	(13)	—	41,190		39,897	3
Provision for credit losses	1,308		1,452	1,215	1,315	864	(10)	51	5,290		5,361	(1)
NET INCOME	4,232		6,732	7,029	6,448	6,727	(37)	(37)	24,441		24,733	(1)

Managed Basis (a)
Total net revenue	25,450		26,200	26,405	25,586	24,333	(3)	5	103,641		99,142	5
Total noninterest expense	14,591		14,318	14,506	15,019	13,833	2	5	58,434		55,771	5
Pre-provision profit	10,859		11,882	11,899	10,567	10,500	(9)	3	45,207		43,371	4
Provision for credit losses	1,308		1,452	1,215	1,315	864	(10)	51	5,290		5,361	(1)
NET INCOME	4,232		6,732	7,029	6,448	6,727	(37)	(37)	24,441		24,733	(1)

EARNINGS PER SHARE DATA
Net income: Basic	$1.08		$1.77	$1.83	$1.66	$1.73	(39)	(38)	$6.35		$6.24	2
Diluted	1.07		1.76	1.82	1.65	1.71	(39)	(37)	6.31		6.19	2
Average shares: Basic	3,489.7		3,534.7	3,574.1	3,601.7	3,611.3	(1)	(3)	3,551.6		3,658.8	(3)
Diluted	3,512.2		3,559.6	3,599.0	3,630.4	3,646.6	(1)	(4)	3,576.8		3,690.0	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$366,301		$331,393	$321,633	$312,078	$307,295	11	19	$366,301		$307,295	19
Common shares at period-end	3,425.3		3,469.7	3,519.0	3,552.8	3,561.2	(1)	(4)	3,425.3		3,561.2	(4)
Closing share price (b)	$106.94		$95.51	$91.40	$87.84	$86.29	12	24	$106.94		$86.29	24
Book value per share	67.04		66.95	66.05	64.68	64.06	—	5	67.04		64.06	5
Tangible book value per share (“TBVPS”) (c)	53.56		54.03	53.29	52.04	51.44	(1)	4	53.56		51.44	4
Cash dividends declared per share	0.56		0.56	0.50	0.50	0.48	—	17	2.12		1.88	13

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	7%		11%	12%	11%	11%			10%		10%
Return on tangible common equity (“ROTCE”) (c)	8		13	14	13	14			12		13
Return on assets	0.66		1.04	1.10	1.03	1.06			0.96		1.00

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	12.2%	(f)	12.6%	12.6%	12.5%	12.4%			12.2%	(f)	12.4%
Tier 1 capital ratio	13.9	(f)	14.3	14.4	14.3	14.1			13.9	(f)	14.1
Total capital ratio	15.9	(f)	16.1	16.0	15.6	15.5			15.9	(f)	15.5
Tier 1 leverage ratio	8.3	(f)	8.4	8.5	8.4	8.4			8.3	(f)	8.4

Note: On December 22, 2017, the Tax Cuts & Jobs Act (“TCJA”) was signed into law. The three months ended December 31, and the full year 2017 reflect an estimated $2.4 billion decrease in net income largely driven by the deemed repatriation charge and adjustments to the value of the Firm’s tax-oriented investments partially offset by a benefit from the revaluation of the Firm’s net deferred tax liability. The $2.4 billion decrease to net income comprises a $1.9 billion increase to income tax expense and a $520 million decrease to other income. On a managed basis, the equivalent amounts for these items were $2.3 billion and $145 million, respectively. The impact to EPS is a reduction of $0.69 and $0.68 for the three months and the full year ended December 31 2017, respectively. Refer to Corporate & Investment Bank, Commercial Banking and the Corporate business segment for impacts to the line of business results.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price is from the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(f)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,533,600	$2,563,074	$2,563,174	$2,546,290	$2,490,972	(1)%	2%	$2,533,600	$2,490,972	2%
Loans:
Consumer, excluding credit card loans	372,681	369,601	365,371	367,055	364,644	1	2	372,681	364,644	2
Credit card loans	149,511	141,313	140,141	135,016	141,816	6	5	149,511	141,816	5
Wholesale loans	408,505	402,847	403,255	393,903	388,305	1	5	408,505	388,305	5
Total Loans	930,697	913,761	908,767	895,974	894,765	2	4	930,697	894,765	4
Core loans (a)	863,683	843,432	834,935	812,119	806,152	2	7	863,683	806,152	7
Core loans (average) (a)	850,166	837,522	824,583	805,382	799,698	2	6	829,558	769,385	8

Deposits:
U.S. offices:
Noninterest-bearing	393,645	390,863	394,921	400,439	400,831	1	(2)	393,645	400,831	(2)
Interest-bearing	793,618	783,233	781,709	775,258	737,949	1	8	793,618	737,949	8
Non-U.S. offices:
Noninterest-bearing	15,576	17,907	17,152	16,456	14,764	(13)	5	15,576	14,764	5
Interest-bearing	241,143	247,024	245,691	230,846	221,635	(2)	9	241,143	221,635	9
Total deposits	1,443,982	1,439,027	1,439,473	1,422,999	1,375,179	—	5	1,443,982	1,375,179	5

Long-term debt (b)	284,080	288,582	292,973	289,492	295,245	(2)	(4)	284,080	295,245	(4)
Common stockholders’ equity	229,625	232,314	232,415	229,795	228,122	(1)	1	229,625	228,122	1
Total stockholders’ equity	255,693	258,382	258,483	255,863	254,190	(1)	1	255,693	254,190	1

Loans-to-deposits ratio	64%	63%	63%	63%	65%			64%	65%

Headcount	252,539	251,503	249,257	246,345	243,355	—	4	252,539	243,355	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (c)	$34	$30	$27	$25	$40	13	(15)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$12,070	$12,033	$11,412	$10,970	$11,019	—	10	$46,485	$44,915	3
Corporate & Investment Bank	7,478	8,590	8,889	9,536	8,461	(13)	(12)	34,493	35,216	(2)
Commercial Banking	2,353	2,146	2,088	2,018	1,963	10	20	8,605	7,453	15
Asset & Wealth Management	3,374	3,245	3,212	3,087	3,087	4	9	12,918	12,045	7
Corporate	175	186	804	(25)	(197)	(6)	NM	1,140	(487)	NM
TOTAL NET REVENUE	$25,450	$26,200	$26,405	$25,586	$24,333	(3)	5	$103,641	$99,142	5

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,631	$2,553	$2,223	$1,988	$2,364	3	11	$9,395	$9,714	(3)
Corporate & Investment Bank	2,316	2,546	2,710	3,241	3,431	(9)	(32)	10,813	10,815	—
Commercial Banking	957	881	902	799	687	9	39	3,539	2,657	33
Asset & Wealth Management	654	674	624	385	586	(3)	12	2,337	2,251	4
Corporate	(2,326)	78	570	35	(341)	NM	NM	(1,643)	(704)	(133)
NET INCOME	$4,232	$6,732	$7,029	$6,448	$6,727	(37)	(37)	$24,441	$24,733	(1)

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $218.8 billion, $221.7 billion, $221.0 billion, $212.0 billion and $212.6 billion for the periods ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively.

(c)
The Firm refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. This refinement was intended to more appropriately reflect the risk exposure from certain asset-backed products. In the absence of this refinement, the average Total VaR would have been higher by the following amounts: $2 million, $4 million, $6 million and $3 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively. For information regarding CIB VaR, see page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
REVENUE	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
Investment banking fees	$1,778	$1,843	$1,810	$1,817	$1,605	(4)%	11%	$7,248	$6,448	12%
Principal transactions	1,907	2,721	3,137	3,582	2,460	(30)	(22)	11,347	11,566	(2)
Lending- and deposit-related fees	1,506	1,497	1,482	1,448	1,484	1	1	5,933	5,774	3
Asset management, administration and commissions	4,030	3,846	3,824	3,677	3,689	5	9	15,377	14,591	5
Securities gains/(losses)	(28)	(1)	(34)	(3)	5	NM	NM	(66)	141	NM
Mortgage fees and related income	377	429	404	406	511	(12)	(26)	1,616	2,491	(35)
Card income	1,110	1,242	1,167	914	918	(11)	21	4,433	4,779	(7)
Other income	446	951	1,472	770	951	(53)	(53)	3,639	3,795	(4)
Noninterest revenue	11,126	12,528	13,262	12,611	11,623	(11)	(4)	49,527	49,585	—
Interest income	16,993	16,687	15,650	15,042	14,466	2	17	64,372	55,901	15
Interest expense	3,966	3,889	3,442	2,978	2,713	2	46	14,275	9,818	45
Net interest income	13,027	12,798	12,208	12,064	11,753	2	11	50,097	46,083	9
TOTAL NET REVENUE	24,153	25,326	25,470	24,675	23,376	(5)	3	99,624	95,668	4

Provision for credit losses	1,308	1,452	1,215	1,315	864	(10)	51	5,290	5,361	(1)

NONINTEREST EXPENSE
Compensation expense	7,456	7,646	7,706	8,201	6,872	(2)	8	31,009	29,979	3
Occupancy expense	920	930	912	961	957	(1)	(4)	3,723	3,638	2
Technology, communications and equipment expense	2,036	1,972	1,870	1,828	1,822	3	12	7,706	6,846	13
Professional and outside services	1,948	1,705	1,644	1,543	1,742	14	12	6,840	6,655	3
Marketing	721	710	756	713	697	2	3	2,900	2,897	—
Other expense (a)	1,510	1,355	1,618	1,773	1,743	11	(13)	6,256	5,756	9
TOTAL NONINTEREST EXPENSE	14,591	14,318	14,506	15,019	13,833	2	5	58,434	55,771	5
Income before income tax expense	8,254	9,556	9,749	8,341	8,679	(14)	(5)	35,900	34,536	4
Income tax expense (b)	4,022	2,824	2,720	1,893	1,952	42	106	11,459	9,803	17
NET INCOME	$4,232	$6,732	$7,029	$6,448	$6,727	(37)	(37)	$24,441	$24,733	(1)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.08	$1.77	$1.83	$1.66	$1.73	(39)	(38)	$6.35	$6.24	2
Diluted earnings per share	1.07	1.76	1.82	1.65	1.71	(39)	(37)	6.31	6.19	2

FINANCIAL RATIOS
Return on common equity (c)	7%	11%	12%	11%	11%			10%	10%
Return on tangible common equity (c)(d)	8	13	14	13	14			12	13
Return on assets (c)	0.66	1.04	1.10	1.03	1.06			0.96	1.00
Effective income tax rate (b)	48.7	29.6	27.9	22.7	22.5			31.9	28.4
Overhead ratio	60	57	57	61	59			59	58

(a)
Included Firmwide legal expense/(benefit) of $(207) million, $(107) million, $61 million, $218 million and $230 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively: and $(35) million and $(317) million for the full year 2017 and 2016, respectively.

(b)	The three months ended December 31, 2017 and the full year 2017 results include a $1.9 billion tax expense as a result of the estimated impact of the enactment of the TCJA.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Dec 31, 2017
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2017	2017	2017	2017	2016	2017	2016
ASSETS
Cash and due from banks	$25,827	$21,994	$21,781	$20,484	$23,873	17%	8%
Deposits with banks	404,294	435,810	427,380	439,911	365,762	(7)	11
Federal funds sold and securities purchased under
resale agreements	198,422	185,454	218,570	190,566	229,967	7	(14)
Securities borrowed	105,112	101,680	90,654	92,309	96,409	3	9
Trading assets:
Debt and equity instruments	325,321	362,158	350,558	346,450	308,052	(10)	6
Derivative receivables	56,523	58,260	56,506	56,063	64,078	(3)	(12)
Securities	249,958	263,288	263,458	281,850	289,059	(5)	(14)
Loans	930,697	913,761	908,767	895,974	894,765	2	4
Less: Allowance for loan losses	13,604	13,539	13,363	13,413	13,776	—	(1)
Loans, net of allowance for loan losses	917,093	900,222	895,404	882,561	880,989	2	4
Accrued interest and accounts receivable	67,729	61,757	64,038	60,038	52,330	10	29
Premises and equipment	14,159	14,218	14,206	14,227	14,131	—	—
Goodwill, MSRs and other intangible assets	54,392	53,855	53,880	54,218	54,246	1	—
Other assets	114,770	104,378	106,739	107,613	112,076	10	2
TOTAL ASSETS	$2,533,600	$2,563,074	$2,563,174	$2,546,290	$2,490,972	(1)	2

LIABILITIES
Deposits	$1,443,982	$1,439,027	$1,439,473	$1,422,999	$1,375,179	—	5
Federal funds purchased and securities loaned or sold
under repurchase agreements	158,916	169,393	165,621	183,316	165,666	(6)	(4)
Short-term borrowings	51,802	53,967	53,143	39,250	34,443	(4)	50
Trading liabilities:
Debt and equity instruments	85,886	89,089	91,628	90,913	87,428	(4)	(2)
Derivative payables	37,777	39,446	41,795	44,575	49,231	(4)	(23)
Accounts payable and other liabilities	189,383	196,764	189,160	183,200	190,543	(4)	(1)
Beneficial interests issued by consolidated VIEs	26,081	28,424	30,898	36,682	39,047	(8)	(33)
Long-term debt	284,080	288,582	292,973	289,492	295,245	(2)	(4)
TOTAL LIABILITIES	2,277,907	2,304,692	2,304,691	2,290,427	2,236,782	(1)	2

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,579	90,697	90,604	90,395	91,627	—	(1)
Retained earnings	177,676	175,827	171,488	166,663	162,440	1	9
Accumulated other comprehensive income/(loss)	(119)	(309)	(392)	(923)	(1,175)	61	90
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(42,595)	(37,985)	(33,369)	(30,424)	(28,854)	(12)	(48)
TOTAL STOCKHOLDERS’ EQUITY	255,693	258,382	258,483	255,863	254,190	(1)	1
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,533,600	$2,563,074	$2,563,174	$2,546,290	$2,490,972	(1)	2

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
AVERAGE BALANCES	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
ASSETS
Deposits with banks	$437,542	$455,255	$437,637	$422,169	$415,817	(4)%	5%	$438,240	$392,160	12%
Federal funds sold and securities purchased under
resale agreements	188,546	188,594	193,302	196,965	217,907	—	(13)	191,819	205,368	(7)
Securities borrowed	100,120	95,597	90,151	95,372	103,928	5	(4)	95,324	102,964	(7)
Trading assets - debt instruments	247,063	240,876	234,809	225,801	218,272	3	13	237,206	215,565	10
Securities	253,767	261,117	274,695	285,565	280,087	(3)	(9)	268,678	279,387	(4)
Loans	918,806	909,580	904,969	891,904	890,511	1	3	906,397	866,378	5
Other assets (a)	43,863	43,155	41,546	43,136	39,025	2	12	42,928	39,782	8
Total interest-earning assets	2,189,707	2,194,174	2,177,109	2,160,912	2,165,547	—	1	2,180,592	2,101,604	4
Trading assets - equity instruments	102,874	119,463	126,127	115,284	98,427	(14)	5	115,913	95,528	21
Trading assets - derivative receivables	58,890	59,839	58,250	61,400	70,580	(2)	(17)	59,588	70,897	(16)
All other noninterest-earning assets	210,684	195,755	197,750	195,566	197,903	8	6	199,969	193,590	3
TOTAL ASSETS	$2,562,155	$2,569,231	$2,559,236	$2,533,162	$2,532,457	—	1	$2,556,062	$2,461,619	4
LIABILITIES
Interest-bearing deposits	$1,030,660	$1,029,534	$1,006,008	$986,015	$959,779	—	7	$1,013,221	$925,270	10
Federal funds purchased and securities loaned or
sold under repurchase agreements	181,898	181,851	196,331	189,611	186,579	—	(3)	187,386	178,720	5
Commercial paper	23,680	23,022	19,466	13,364	11,263	3	110	19,920	15,001	33
Trading liabilities - debt, short-term and other liabilities (b)	197,996	198,674	197,066	199,981	202,979	—	(2)	198,426	198,904	—
Beneficial interests issued by consolidated VIEs	27,295	29,832	34,083	38,775	39,985	(9)	(32)	32,457	40,180	(19)
Long-term debt	283,301	294,626	295,868	292,224	301,989	(4)	(6)	291,489	295,573	(1)
Total interest-bearing liabilities	1,744,830	1,757,539	1,748,822	1,719,970	1,702,574	(1)	2	1,742,899	1,653,648	5
Noninterest-bearing deposits	405,531	401,489	404,121	405,548	414,266	1	(2)	404,165	402,698	—
Trading liabilities - equity instruments	22,747	20,905	19,346	21,072	21,411	9	6	21,022	20,737	1
Trading liabilities - derivative payables	38,845	44,627	44,740	48,373	54,548	(13)	(29)	44,122	55,927	(21)
All other noninterest-bearing liabilities	91,987	86,742	85,939	84,428	87,180	6	6	87,292	77,910	12
TOTAL LIABILITIES	2,303,940	2,311,302	2,302,968	2,279,391	2,279,979	—	1	2,299,500	2,210,920	4
Preferred stock	26,642	26,068	26,068	26,068	26,068	2	2	26,212	26,068	1
Common stockholders’ equity	231,573	231,861	230,200	227,703	226,410	—	2	230,350	224,631	3
TOTAL STOCKHOLDERS’ EQUITY	258,215	257,929	256,268	253,771	252,478	—	2	256,562	250,699	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,562,155	$2,569,231	$2,559,236	$2,533,162	$2,532,457	—	1	$2,556,062	$2,461,619	4

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	1.12%	1.09%	0.92%	0.69%	0.47%			0.96%	0.48%
Federal funds sold and securities purchased under
resale agreements	1.37	1.31	1.10	1.08	1.04			1.21	1.10
Securities borrowed (d)	0.11	—	(0.09)	(0.19)	(0.20)			(0.04)	(0.32)
Trading assets - debt instruments	3.25	3.25	3.13	3.38	3.40			3.25	3.42
Securities	3.15	3.10	3.11	3.01	2.87			3.09	2.94
Loans	4.67	4.62	4.46	4.47	4.30			4.56	4.26
Other assets (a)	5.00	4.83	4.28	3.21	2.57			4.34	2.20
Total interest-earning assets	3.14	3.07	2.95	2.88	2.71			3.01	2.72

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.35	0.32	0.25	0.20	0.16			0.28	0.15
Federal funds purchased and securities loaned or
sold under repurchase agreements	1.05	0.98	0.79	0.63	0.56			0.86	0.61
Commercial paper	1.52	1.43	1.29	1.22	1.09			1.39	0.90
Trading liabilities - debt, short-term and other liabilities (b)	1.31	1.27	1.12	0.89	0.67			1.15	0.59
Beneficial interests issued by consolidated VIEs	1.71	1.62	1.51	1.41	1.37			1.55	1.25
Long-term debt	2.41	2.37	2.29	2.21	2.06			2.32	1.88
Total interest-bearing liabilities	0.90	0.88	0.79	0.70	0.63			0.82	0.59

INTEREST RATE SPREAD	2.24%	2.19%	2.16%	2.18%	2.08%			2.19%	2.13%
NET YIELD ON INTEREST-EARNING ASSETS	2.42%	2.37%	2.31%	2.33%	2.22%			2.36%	2.25%

(a)	Includes held-for-investment margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
OTHER INCOME
Other income - reported	$446	$951	$1,472	$770	$951	(53)%	(53)%	$3,639	$3,795	(4)%
Fully taxable-equivalent adjustments (a)	971	555	596	582	645	75	51	2,704	2,265	19
Other income - managed	$1,417	$1,506	$2,068	$1,352	$1,596	(6)	(11)	$6,343	$6,060	5

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,126	$12,528	$13,262	$12,611	$11,623	(11)	(4)	$49,527	$49,585	—
Fully taxable-equivalent adjustments (a)	971	555	596	582	645	75	51	2,704	2,265	19
Total noninterest revenue - managed	$12,097	$13,083	$13,858	$13,193	$12,268	(8)	(1)	$52,231	$51,850	1

NET INTEREST INCOME
Net interest income - reported	$13,027	$12,798	$12,208	$12,064	$11,753	2	11	$50,097	$46,083	9
Fully taxable-equivalent adjustments (a)	326	319	339	329	312	2	4	1,313	1,209	9
Net interest income - managed	$13,353	$13,117	$12,547	$12,393	$12,065	2	11	$51,410	$47,292	9

TOTAL NET REVENUE
Total net revenue - reported	$24,153	$25,326	$25,470	$24,675	$23,376	(5)	3	$99,624	$95,668	4
Fully taxable-equivalent adjustments (a)	1,297	874	935	911	957	48	36	4,017	3,474	16
Total net revenue - managed	$25,450	$26,200	$26,405	$25,586	$24,333	(3)	5	$103,641	$99,142	5

PRE-PROVISION PROFIT
Pre-provision profit - reported	$9,562	$11,008	$10,964	$9,656	$9,543	(13)	—	$41,190	$39,897	3
Fully taxable-equivalent adjustments (a)	1,297	874	935	911	957	48	36	4,017	3,474	16
Pre-provision profit - managed	$10,859	$11,882	$11,899	$10,567	$10,500	(9)	3	$45,207	$43,371	4

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,254	$9,556	$9,749	$8,341	$8,679	(14)	(5)	$35,900	$34,536	4
Fully taxable-equivalent adjustments (a)	1,297	874	935	911	957	48	36	4,017	3,474	16
Income before income tax expense - managed	$9,551	$10,430	$10,684	$9,252	$9,636	(8)	(1)	$39,917	$38,010	5

INCOME TAX EXPENSE
Income tax expense - reported	$4,022	$2,824	$2,720	$1,893	$1,952	42	106	$11,459	$9,803	17
Fully taxable-equivalent adjustments (a)	1,297	874	935	911	957	48	36	4,017	3,474	16
Income tax expense - managed	$5,319	$3,698	$3,655	$2,804	$2,909	44	83	$15,476	$13,277	17

OVERHEAD RATIO
Overhead ratio - reported	60%	57%	57%	61%	59%			59%	58%
Overhead ratio - managed	57	55	55	59	57			56	56

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,070	$12,033	$11,412	$10,970	$11,019	—%	10%	$46,485	$44,915	3%
Corporate & Investment Bank	7,478	8,590	8,889	9,536	8,461	(13)	(12)	34,493	35,216	(2)
Commercial Banking	2,353	2,146	2,088	2,018	1,963	10	20	8,605	7,453	15
Asset & Wealth Management	3,374	3,245	3,212	3,087	3,087	4	9	12,918	12,045	7
Corporate	175	186	804	(25)	(197)	(6)	NM	1,140	(487)	NM
TOTAL NET REVENUE	$25,450	$26,200	$26,405	$25,586	$24,333	(3)	5	$103,641	$99,142	5

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,672	$6,495	$6,500	$6,395	$6,303	3	6	$26,062	$24,905	5
Corporate & Investment Bank	4,513	4,768	4,841	5,121	4,172	(5)	8	19,243	18,992	1
Commercial Banking	912	800	790	825	744	14	23	3,327	2,934	13
Asset & Wealth Management	2,348	2,181	2,192	2,580	2,175	8	8	9,301	8,478	10
Corporate	146	74	183	98	439	97	(67)	501	462	8
TOTAL NONINTEREST EXPENSE	$14,591	$14,318	$14,506	$15,019	$13,833	2	5	$58,434	$55,771	5

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,398	$5,538	$4,912	$4,575	$4,716	(3)	14	$20,423	$20,010	2
Corporate & Investment Bank	2,965	3,822	4,048	4,415	4,289	(22)	(31)	15,250	16,224	(6)
Commercial Banking	1,441	1,346	1,298	1,193	1,219	7	18	5,278	4,519	17
Asset & Wealth Management	1,026	1,064	1,020	507	912	(4)	13	3,617	3,567	1
Corporate	29	112	621	(123)	(636)	(74)	NM	639	(949)	NM
PRE-PROVISION PROFIT	$10,859	$11,882	$11,899	$10,567	$10,500	(9)	3	$45,207	$43,371	4

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,231	$1,517	$1,394	$1,430	$949	(19)	30	$5,572	$4,494	24
Corporate & Investment Bank	130	(26)	(53)	(96)	(198)	NM	NM	(45)	563	NM
Commercial Banking	(62)	(47)	(130)	(37)	124	(32)	NM	(276)	282	NM
Asset & Wealth Management	9	8	4	18	(11)	13	NM	39	26	50
Corporate	—	—	—	—	—	—	—	—	(4)	100
PROVISION FOR CREDIT LOSSES	$1,308	$1,452	$1,215	$1,315	$864	(10)	51	$5,290	$5,361	(1)

NET INCOME/(LOSS)
Consumer & Community Banking	$2,631	$2,553	$2,223	$1,988	$2,364	3	11	$9,395	$9,714	(3)
Corporate & Investment Bank	2,316	2,546	2,710	3,241	3,431	(9)	(32)	10,813	10,815	—
Commercial Banking	957	881	902	799	687	9	39	3,539	2,657	33
Asset & Wealth Management	654	674	624	385	586	(3)	12	2,337	2,251	4
Corporate	(2,326)	78	570	35	(341)	NM	NM	(1,643)	(704)	(133)
TOTAL NET INCOME	$4,232	$6,732	$7,029	$6,448	$6,727	(37)	(37)	$24,441	$24,733	(1)

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2017
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2017 Change
	2017		2017	2017	2017	2016	2017	2016	2017	2016	2016
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$183,567	(f)	$187,061	$186,942	$184,337	$182,967	(2)%	—%
Tier 1 capital	208,913	(f)	212,297	212,353	209,653	208,112	(2)	—
Total capital	238,659	(f)	242,949	243,061	240,222	239,553	(2)	—
Risk-weighted assets	1,501,736	(f)	1,482,267	1,478,816	1,468,931	1,464,981	1	3
CET1 capital ratio	12.2%	(f)	12.6%	12.6%	12.5%	12.5%
Tier 1 capital ratio	13.9	(f)	14.3	14.4	14.3	14.2
Total capital ratio	15.9	(f)	16.4	16.4	16.4	16.4

Advanced Transitional
CET1 capital	$183,567	(f)	$187,061	$186,942	$184,337	$182,967	(2)	—
Tier 1 capital	208,913	(f)	212,297	212,353	209,653	208,112	(2)	—
Total capital	228,100	(f)	232,794	233,345	229,436	228,592	(2)	—
Risk-weighted assets	1,437,849	(f)	1,443,019	1,459,196	1,467,992	1,476,915	—	(3)
CET1 capital ratio	12.8%	(f)	13.0%	12.8%	12.6%	12.4%
Tier 1 capital ratio	14.5	(f)	14.7	14.6	14.3	14.1
Total capital ratio	15.9	(f)	16.1	16.0	15.6	15.5

Leverage-based capital metrics
Adjusted average assets (b)	$2,514,271	(f)	$2,521,889	$2,512,120	$2,486,114	$2,484,631	—	1
Tier 1 leverage ratio	8.3%	(f)	8.4%	8.5%	8.4%	8.4%
Total leverage exposure (c)	$3,204,702	(f)	$3,211,053	$3,193,072	$3,171,822	$3,191,990	—	—
SLR (c)	6.5%	(f)	6.6%	6.7%	6.6%	6.5%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$229,625		$232,314	$232,415	$229,795	$228,122	(1)	1
Less: Goodwill	47,507		47,309	47,300	47,292	47,288	—	—
Less: Other intangible assets	855		808	827	847	862	6	(1)
Add: Deferred tax liabilities (e)	2,204		3,271	3,252	3,225	3,230	(33)	(32)
Total tangible common equity	$183,467		$187,468	$187,540	$184,881	$183,202	(2)	—

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$231,573		$231,861	$230,200	$227,703	$226,410	—	2	$230,350	$224,631	3%
Less: Goodwill	47,376		47,309	47,290	47,293	47,296	—	—	47,317	47,310	—
Less: Other intangible assets	820		818	838	853	873	—	(6)	832	922	(10)
Add: Deferred tax liabilities (e)	2,738		3,262	3,239	3,228	3,231	(16)	(15)	3,116	3,212	(3)
Total tangible common equity	$186,115		$186,996	$185,311	$182,785	$181,472	—	3	$185,317	$179,611	3

INTANGIBLE ASSETS (period-end)
Goodwill	$47,507		$47,309	$47,300	$47,292	$47,288	—	—
Mortgage servicing rights	6,030		5,738	5,753	6,079	6,096	5	(1)
Other intangible assets	855		808	827	847	862	6	(1)
Total intangible assets	$54,392		$53,855	$53,880	$54,218	$54,246	1	—

(a)
Basel III sets forth two comprehensive approaches for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Dodd-Frank Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 76-85 of the 2016 Annual Report, and on pages 42-48 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
EARNINGS PER SHARE
Basic earnings per share
Net income	$4,232	$6,732	$7,029	$6,448	$6,727	(37)%	(37)%	$24,441	$24,733	(1)%
Less: Preferred stock dividends	428	412	411	412	412	4	4	1,663	1,647	1
Net income applicable to common equity	3,804	6,320	6,618	6,036	6,315	(40)	(40)	22,778	23,086	(1)
Less: Dividends and undistributed earnings allocated to
participating securities	30	58	63	61	65	(48)	(54)	211	252	(16)
Net income applicable to common stockholders	$3,774	$6,262	$6,555	$5,975	$6,250	(40)	(40)	$22,567	$22,834	(1)

Total weighted-average basic shares outstanding	3,489.7	3,534.7	3,574.1	3,601.7	3,611.3	(1)	(3)	3,551.6	3,658.8	(3)
Net income per share	$1.08	$1.77	$1.83	$1.66	$1.73	(39)	(38)	$6.35	$6.24	2

Diluted earnings per share
Net income applicable to common stockholders	$3,774	$6,262	$6,555	$5,975	$6,250	(40)	(40)	$22,567	$22,834	(1)
Total weighted-average basic shares outstanding	3,489.7	3,534.7	3,574.1	3,601.7	3,611.3	(1)	(3)	3,551.6	3,658.8	(3)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	22.5	24.9	24.9	28.7	35.3	(10)	(36)	25.2	31.2	(19)
Total weighted-average diluted shares outstanding	3,512.2	3,559.6	3,599.0	3,630.4	3,646.6	(1)	(4)	3,576.8	3,690.0	(3)
Net income per share	$1.07	$1.76	$1.82	$1.65	$1.71	(39)	(37)	$6.31	$6.19	2

COMMON DIVIDENDS
Cash dividends declared per share	$0.56	$0.56	$0.50	$0.50	$0.48	—	17	$2.12	$1.88	13
Dividend payout ratio	51%	31%	27%	30%	28%			33%	30%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	47.8	51.7	35.0	32.1	29.8	(8)	60	166.6	140.4	19
Average price paid per share of common stock	$100.74	$92.02	$86.05	$88.14	$75.56	9	33	$92.52	$64.68	43
Aggregate repurchases of common equity	4,808	4,763	3,007	2,832	2,251	1	114	15,410	9,082	70

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	2.5	0.9	0.9	21.0	2.3	178	9	25.3	27.1	(7)
Net impact of employee issuances on stockholders’ equity (b)	$92	$238	$270	$29	$164	(61)	(44)	$629	$1,006	(37)

(a)
On June 28, 2017, the Firm announced, that it is authorized to repurchase up to $19.4 billion of common equity between July 1, 2017 and June 30, 2018, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$884	$885	$850	$812	$841	—%	5%	$3,431	$3,231	6%
Asset management, administration and commissions	568	543	562	539	497	5	14	2,212	2,093	6
Mortgage fees and related income	378	428	401	406	510	(12)	(26)	1,613	2,490	(35)
Card income	1,005	1,141	1,061	817	821	(12)	22	4,024	4,364	(8)
All other income	976	901	810	743	774	8	26	3,430	3,077	11
Noninterest revenue	3,811	3,898	3,684	3,317	3,443	(2)	11	14,710	15,255	(4)
Net interest income	8,259	8,135	7,728	7,653	7,576	2	9	31,775	29,660	7
TOTAL NET REVENUE	12,070	12,033	11,412	10,970	11,019	—	10	46,485	44,915	3

Provision for credit losses	1,231	1,517	1,394	1,430	949	(19)	30	5,572	4,494	24

NONINTEREST EXPENSE
Compensation expense	2,561	2,554	2,511	2,533	2,468	—	4	10,159	9,723	4
Noncompensation expense (a)	4,111	3,941	3,989	3,862	3,835	4	7	15,903	15,182	5
TOTAL NONINTEREST EXPENSE	6,672	6,495	6,500	6,395	6,303	3	6	26,062	24,905	5

Income before income tax expense	4,167	4,021	3,518	3,145	3,767	4	11	14,851	15,516	(4)
Income tax expense	1,536	1,468	1,295	1,157	1,403	5	9	5,456	5,802	(6)
NET INCOME	$2,631	$2,553	$2,223	$1,988	$2,364	3	11	$9,395	$9,714	(3)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,557	$5,408	$5,233	$4,906	$4,774	3	16	$21,104	$18,659	13
Home Lending (b)	1,442	1,558	1,426	1,529	1,690	(7)	(15)	5,955	7,361	(19)
Card, Merchant Services & Auto (c)	5,071	5,067	4,753	4,535	4,555	—	11	19,426	18,895	3

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	185	158	152	141	183	17	1	636	853	(25)
Net mortgage servicing revenue (d)	193	270	249	265	327	(29)	(41)	977	1,637	(40)
Mortgage fees and related income	$378	$428	$401	$406	$510	(12)	(26)	$1,613	$2,490	(35)

FINANCIAL RATIOS
ROE	19%	19%	17%	15%	17%			17%	18%
Overhead ratio	55	54	57	58	57			56	55

(a)
Included operating lease depreciation expense of $726 million, $688 million, $638 million, $599 million and $549 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $2.7 billion and $1.9 billion for the full year 2017 and 2016, respectively.

(b)	Formerly Mortgage Banking

(c)	Formerly Card, Commerce Solutions & Auto

(d)
Included MSR risk management of $(110) million, $(23) million, $(57) million, $(52) million and $(23) million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $(242) million and $217 million for the full year 2017 and 2016, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$552,601	$537,459	$529,859	$524,770	$535,310	3%	3%	$552,601	$535,310	3%

Loans:
Consumer & Business Banking	25,789	25,275	25,044	24,386	24,307	2	6	25,789	24,307	6
Home equity	42,751	44,542	46,330	48,234	50,296	(4)	(15)	42,751	50,296	(15)
Residential mortgage	197,339	195,134	189,661	185,114	181,196	1	9	197,339	181,196	9
Home Lending	240,090	239,676	235,991	233,348	231,492	—	4	240,090	231,492	4
Credit Card	149,511	141,313	140,141	135,016	141,816	6	5	149,511	141,816	5
Auto	66,242	65,102	65,627	65,568	65,814	2	1	66,242	65,814	1
Student	—	47	75	6,253	7,057	NM	NM	—	7,057	NM
Total loans	481,632	471,413	466,878	464,571	470,486	2	2	481,632	470,486	2
Core loans	415,167	401,648	393,639	381,393	382,608	3	9	415,167	382,608	9

Deposits	659,885	653,460	648,369	646,962	618,337	1	7	659,885	618,337	7
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$538,311	$531,959	$528,598	$532,098	$527,684	1	2	$532,756	$516,354	3

Loans:
Consumer & Business Banking	25,234	25,166	24,725	24,359	24,040	—	5	24,875	23,431	6
Home equity	43,624	45,424	47,339	49,278	51,393	(4)	(15)	46,398	54,545	(15)
Residential mortgage	197,032	192,805	187,201	183,756	182,820	2	8	190,242	177,010	7
Home Lending	240,656	238,229	234,540	233,034	234,213	1	3	236,640	231,555	2
Credit Card	143,500	141,172	138,132	137,211	136,181	2	5	140,024	131,165	7
Auto	65,616	65,175	65,474	65,315	65,286	1	1	65,395	63,573	3
Student	12	58	4,642	6,916	7,217	(79)	(100)	2,880	7,623	(62)
Total loans	475,018	469,800	467,513	466,835	466,937	1	2	469,814	457,347	3
Core loans	406,935	398,319	387,783	381,016	376,933	2	8	393,598	361,316	9

Deposits	651,976	645,732	639,873	622,915	607,175	1	7	640,219	586,637	9
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	134,117	134,553	135,453	133,590	132,802	—	1	134,117	132,802	1

Note: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflected a write-down of the portfolio to the estimated fair value at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS									FULL YEAR
								4Q17 Change					2017 Change
	4Q17	3Q17		2Q17	1Q17		4Q16	3Q17	4Q16	2017		2016	2016
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,084	$4,068		$4,124	$4,442		$4,708	—%	(13)%	$4,084		$4,708	(13)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	73	71		56	57		77	3	(5)	257		257	—
Home equity	(4)	13		7	47		48	NM	NM	63		184	(66)
Residential mortgage	(13)	(2)		(4)	3		3	NM	NM	(16)		14	NM
Home Lending	(17)	11		3	50		51	NM	NM	47		198	(76)
Credit Card	1,074	1,019		1,037	993		914	5	18	4,123		3,442	20
Auto	86	116		48	81		93	(26)	(8)	331		285	16
Student	—	—		—	498	(h)	64	NM	NM	498	(h)	162	207
Total net charge-offs/(recoveries)	$1,216	$1,217	(g)	$1,144	$1,679	(h)	$1,199	—	1	$5,256	(h)	$4,344	21
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	1.15%	1.12%		0.91%	0.95%		1.27%			1.03%		1.10%
Home equity (d)	(0.05)	0.15		0.08	0.52		0.50			0.18		0.45
Residential mortgage (d)	(0.03)	—		(0.01)	0.01		0.01			(0.01)		0.01
Home Lending (d)	(0.03)	0.02		0.01	0.10		0.10			0.02		0.10
Credit Card	2.97	2.87		3.01	2.94		2.67			2.95		2.63
Auto	0.52	0.71		0.29	0.50		0.57			0.51		0.45
Student	—	—		—	NM		3.53			NM		2.13
Total net charge-off/(recovery) rate (d)	1.09	1.10	(g)	1.07	1.58	(h)	1.11			1.21	(h)	1.04

30+ day delinquency rate
Home Lending (e)(f)	1.19%	1.03%		1.02%	1.08%		1.23%			1.19%		1.23%
Credit Card	1.80	1.76		1.59	1.66		1.61			1.80		1.61
Auto	0.89	0.93		0.88	0.93		1.19			0.89		1.19
Student	—	—		—	—		1.60 (i)			—		1.60 (i)
90+ day delinquency rate - Credit Card	0.92	0.86		0.80	0.87		0.81			0.92		0.81

Allowance for loan losses
Consumer & Business Banking	$796	$796		$796	$753		$753	—	6	$796		$753	6
Home Lending, excluding PCI loans	1,003	1,153		1,153	1,328		1,328	(13)	(24)	1,003		1,328	(24)
Home Lending - PCI loans (c)	2,225	2,245		2,265	2,287		2,311	(1)	(4)	2,225		2,311	(4)
Credit Card	4,884	4,684		4,384	4,034		4,034	4	21	4,884		4,034	21
Auto	464	499		499	474		474	(7)	(2)	464		474	(2)
Student	—	—		—	—		249	NM	NM	—		249	NM
Total allowance for loan losses (c)	$9,372	$9,377		$9,097	$8,876		$9,149	—	2	$9,372		$9,149	2

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $4.3 billion, $4.0 billion, $4.1 billion, $4.5 billion, and $5.0 billion, respectively. Student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) and 90 or more days past due were also excluded from nonaccrual loans prior to sale of the student loan portfolio in the second quarter of 2017. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, excluded write-offs in the PCI portfolio of $20 million, $20 million, $22 million, $24 million and $32 million, respectively, and for the full year 2017 and 2016 excluded $86 million and $156 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.04)%, 0.11%, 0.06%, 0.39% and 0.37%, respectively; (2) residential mortgage of (0.03)%, -%, (0.01)%, 0.01% and 0.01%, respectively; (3) Home Lending of (0.03)%, 0.02%, 0.01%, 0.09% and 0.09%, respectively; and (4) total CCB of 1.02%, 1.03%, 0.99%, 1.46% and 1.02%, respectively. For the full year 2017 and 2016, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.14% and 0.34%, respectively; (2) residential mortgage of (0.01)% and 0.01%, respectively; (3) Home Lending of 0.02% and 0.09%, respectively; and (4) total CCB of 1.12% and 0.95%, respectively.

(e)
At December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, excluded mortgage loans insured by U.S. government agencies of $6.2 billion, $5.9 billion, $6.0 billion, $6.3 billion and $7.0 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 10.13%, 9.30%, 9.06%, 9.11% and 9.82%, at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(g)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(h)
Excluding net charge-offs of $467 million related to the student loan portfolio transfer, the total net charge-off rates for the three months ended March 31, 2017 and the full year 2017 would have been 1.14% and 1.10%, respectively.

(i)
Excluded student loans insured by U.S government agencies under FFELP of $468 million at December 31, 2016, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												FULL YEAR
											4Q17 Change						2017 Change
	4Q17		3Q17		2Q17		1Q17		4Q16		3Q17	4Q16	2017		2016		2016
BUSINESS METRICS
Number of:
Branches	5,130		5,174		5,217		5,246		5,258		(1)%	(2)%	5,130		5,258		(2)%
Active digital customers (in thousands) (a)	46,694		46,349		45,876		45,463		43,836		1	7	46,694		43,836		7
Active mobile customers (in thousands) (b)	30,056		29,273		28,386		27,256		26,536		3	13	30,056		26,536		13

Debit and credit card sales volume (in billions) (c)	$245.1		$231.1		$231.3		$209.4		$220.0		6	11	$916.9		$821.6		12

Consumer & Business Banking
Average deposits	$637,160		$630,351		$625,381		$609,035		$590,653		1	8	$625,572		$570,842		10
Deposit margin	2.06%		2.02%		1.96%		1.88%		1.80%				1.98%		1.81%
Business banking origination volume	$1,798		$1,654		$2,193		$1,703		$1,641		9	10	$7,348		$7,315		—
Client investment assets	273,325		262,513		252,993		245,050		234,532		4	17	273,325		234,532		17

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$11.0		$10.6		$9.7		$9.0		$12.7		4	(13)	$40.3		$44.3		(9)
Correspondent	13.4		16.3		14.2		13.4		16.4		(18)	(18)	57.3		59.3		(3)
Total mortgage origination volume (d)	$24.4		$26.9		$23.9		$22.4		$29.1		(9)	(16)	$97.6		$103.6		(6)
Total loans serviced (period-end)	$816.1		$821.6		$827.8		$836.3		$846.6		(1)	(4)	$816.1		$846.6		(4)
Third-party mortgage loans serviced (period-end)	553.5		556.9		568.0		582.6		591.5		(1)	(6)	553.5		591.5		(6)
MSR carrying value (period-end)	6.0		5.7		5.8		6.1		6.1		5	(2)	6.0		6.1		(2)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.08%		1.02%		1.02%		1.05%		1.03%				1.08%		1.03%
MSR revenue multiple (e)	3.09	x	2.91	x	2.91	x	3.00	x	2.94	x			3.09	x	2.94	x

Credit Card, excluding Commercial Card
Credit card sales volume (in billions)	$168.0		$157.7		$156.8		$139.7		$148.5		7	13	$622.2		$545.4		14
New accounts opened	1.9		1.9		2.1		2.5		2.7		—	(30)	8.4		10.4		(19)

Card Services
Net revenue rate	10.64%		10.95%		10.53%		10.15%		10.14%				10.57%		11.29%

Merchant Services
Merchant processing volume (in billions)	$321.4		$301.6		$294.4		$274.3		$284.9		7	13	$1,191.7		$1,063.4		12

Auto
Loan and lease origination volume (in billions)	$8.2		$8.8		$8.3		$8.0		$8.0		(7)	3	$33.3		$35.4		(6)
Average Auto operating lease assets	16,630		15,641		14,728		13,757		12,613		6	32	15,198		11,026		38

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)	The prior period amounts have been revised to conform with the current period presentation.

(d)
Firmwide mortgage origination volume was $26.6 billion, $29.2 billion, $26.2 billion, $25.6 billion, and $33.5 billion for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively, and $107.6 billion and $117.4 billion for the full year 2017 and 2016, respectively.

(e)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Investment banking fees	$1,758	$1,819	$1,803	$1,812	$1,612	(3)%	9%	$7,192	$6,424	12%
Principal transactions	1,765	2,673	2,928	3,507	2,372	(34)	(26)	10,873	11,089	(2)
Lending- and deposit-related fees	382	374	387	388	400	2	(5)	1,531	1,581	(3)
Asset management, administration and commissions	1,046	1,041	1,068	1,052	1,000	—	5	4,207	4,062	4
All other income	(50)	187	258	177	242	NM	NM	572	1,169	(51)
Noninterest revenue	4,901	6,094	6,444	6,936	5,626	(20)	(13)	24,375	24,325	—
Net interest income	2,577	2,496	2,445	2,600	2,835	3	(9)	10,118	10,891	(7)
TOTAL NET REVENUE (a) (b)	7,478	8,590	8,889	9,536	8,461	(13)	(12)	34,493	35,216	(2)

Provision for credit losses	130	(26)	(53)	(96)	(198)	NM	NM	(45)	563	NM

NONINTEREST EXPENSE
Compensation expense	1,998	2,286	2,451	2,800	1,696	(13)	18	9,535	9,546	—
Noncompensation expense	2,515	2,482	2,390	2,321	2,476	1	2	9,708	9,446	3
TOTAL NONINTEREST EXPENSE	4,513	4,768	4,841	5,121	4,172	(5)	8	19,243	18,992	1

Income before income tax expense	2,835	3,848	4,101	4,511	4,487	(26)	(37)	15,295	15,661	(2)
Income tax expense	519	1,302	1,391	1,270	1,056	(60)	(51)	4,482	4,846	(8)
NET INCOME (a)	$2,316	$2,546	$2,710	$3,241	$3,431	(9)	(32)	$10,813	$10,815	—

FINANCIAL RATIOS
ROE	12%	13%	15%	18%	20%			14%	16%
Overhead ratio	60	56	54	54	49			56	54
Compensation expense as a percent of total net revenue	27	27	28	29	20			28	27

REVENUE BY BUSINESS
Investment Banking	$1,637	$1,705	$1,695	$1,651	$1,487	(4)	10	$6,688	$5,950	12
Treasury Services	1,078	1,058	1,055	981	950	2	13	4,172	3,643	15
Lending	336	331	373	389	346	2	(3)	1,429	1,208	18
Total Banking	3,051	3,094	3,123	3,021	2,783	(1)	10	12,289	10,801	14
Fixed Income Markets	2,217	3,164	3,216	4,215	3,369	(30)	(34)	12,812	15,259	(16)
Equity Markets	1,148	1,363	1,586	1,606	1,150	(16)	—	5,703	5,740	(1)
Securities Services	1,012	1,007	982	916	887	—	14	3,917	3,591	9
Credit Adjustments & Other (c)	50	(38)	(18)	(222)	272	NM	(82)	(228)	(175)	(30)
Total Markets & Investor Services	4,427	5,496	5,766	6,515	5,678	(19)	(22)	22,204	24,415	(9)
TOTAL NET REVENUE (a)	$7,478	$8,590	$8,889	$9,536	$8,461	(13)	(12)	$34,493	$35,216	(2)

(a)
The three months ended December 31, 2017 and the full year 2017 results reflect the estimated impact of the enactment of the TCJA including a decrease to net revenue of $259 million and a benefit to net income of $141 million.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $756 million, $505 million, $554 million, $551 million and $591 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $2.4 billion and $2.0 billion for the full year 2017 and 2016, respectively.

(c)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Assets	$826,384	$851,808	$847,377	$840,304	$803,511	(3)%	3%	$826,384	$803,511	3%
Loans:
Loans retained (a)	108,765	106,955	108,935	107,902	111,872	2	(3)	108,765	111,872	(3)
Loans held-for-sale and loans at fair value	4,321	3,514	7,168	6,477	3,781	23	14	4,321	3,781	14
Total loans	113,086	110,469	116,103	114,379	115,653	2	(2)	113,086	115,653	(2)
Core loans	112,754	110,133	115,764	114,003	115,243	2	(2)	112,754	115,243	(2)

Equity	70,000	70,000	70,000	70,000	64,000	—	9	70,000	64,000	9

SELECTED BALANCE SHEET DATA (average)
Assets	$866,293	$858,912	$864,686	$838,017	$836,446	1	4	$857,060	$815,321	5
Trading assets - debt and equity instruments	338,836	349,448	351,678	328,339	304,348	(3)	11	342,124	300,606	14
Trading assets - derivative receivables	56,140	55,875	54,937	58,948	65,675	—	(15)	56,466	63,387	(11)
Loans:
Loans retained (a)	107,263	107,829	110,011	108,389	112,987	(1)	(5)	108,368	111,082	(2)
Loans held-for-sale and loans at fair value	4,224	4,674	5,789	5,308	4,998	(10)	(15)	4,995	3,812	31
Total loans	111,487	112,503	115,800	113,697	117,985	(1)	(6)	113,363	114,894	(1)
Core loans	111,152	112,168	115,434	113,309	117,570	(1)	(5)	113,006	114,455	(1)

Equity	70,000	70,000	70,000	70,000	64,000	—	9	70,000	64,000	9

Headcount	51,181	50,641	49,228	48,700	48,748	1	5	51,181	48,748	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$22	$20	$47	$(18)	$29	10	(24)	$71	$168	(58)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	812	437	462	308	467	86	74	812	467	74
Nonaccrual loans held-for-sale and loans at fair value	—	2	31	109	109	(100)	(100)	—	109	(100)
Total nonaccrual loans	812	439	493	417	576	85	41	812	576	41

Derivative receivables	130	164	170	179	223	(21)	(42)	130	223	(42)
Assets acquired in loan satisfactions	85	92	71	87	79	(8)	8	85	79	8
Total nonperforming assets	1,027	695	734	683	878	48	17	1,027	878	17
Allowance for credit losses:
Allowance for loan losses	1,379	1,253	1,298	1,346	1,420	10	(3)	1,379	1,420	(3)
Allowance for lending-related commitments	727	745	745	797	801	(2)	(9)	727	801	(9)
Total allowance for credit losses	2,106	1,998	2,043	2,143	2,221	5	(5)	2,106	2,221	(5)

Net charge-off/(recovery) rate (a)(d)	0.08%	0.07%	0.17%	(0.07)%	0.10%			0.07%	0.15%
Allowance for loan losses to period-end loans retained (a)	1.27	1.17	1.19	1.25	1.27			1.27	1.27
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.92	1.79	1.83	1.91	1.86			1.92	1.86
Allowance for loan losses to nonaccrual loans retained (a)(b)	170	287	281	437	304			170	304
Nonaccrual loans to total period-end loans	0.72	0.40	0.42	0.36	0.50			0.72	0.50

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $316 million, $177 million, $164 million, $61 million and $113 million were held against nonaccrual loans at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
BUSINESS METRICS
Advisory	$526	$620	$503	$501	$517	(15)%	2%	$2,150	$2,110	2%
Equity underwriting	342	293	367	394	299	17	14	1,396	1,159	20
Debt underwriting	890	906	933	917	796	(2)	12	3,646	3,155	16
Total investment banking fees	$1,758	$1,819	$1,803	$1,812	$1,612	(3)	9	$7,192	$6,424	12

Assets under custody (“AUC”) (period-end) (in billions)	$23,469	$22,738	$22,134	$21,383	$20,520	3	14	$23,469	$20,520	14

Client deposits and other third-party liabilities (average) (a)	417,003	421,588	404,920	391,716	390,793	(1)	7	408,911	376,287	9

Trade finance loans (period-end)	17,947	17,171	17,356	16,613	15,923	5	13	17,947	15,923	13

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$28	$28	$28	$28	$40	—	(30)
Foreign exchange	7	13	8	10	12	(46)	(42)
Equities	14	12	12	11	10	17	40
Commodities and other	6	6	8	8	9	—	(33)
Diversification benefit to CIB trading VaR (d)	(24)	(31)	(30)	(34)	(36)	23	33
CIB trading VaR (c)	31	28	26	23	35	11	(11)
Credit portfolio VaR (e)	4	5	9	10	12	(20)	(67)
Diversification benefit to CIB VaR (d)	(3)	(3)	(8)	(8)	(8)	—	63
CIB VaR	$32	$30	$27	$25	$39	7	(18)

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
As discussed in footnote (c) on page 3, the Firm refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. In the absence of this refinement, the average VaR for each of the following reported components would have been higher by the following amounts: CIB fixed income of $2 million, $4 million, $6 million and $5 million, CIB trading VaR of $2 million, $5 million, $5 million and $4 million, CIB VaR of $2 million, $5 million, $6 million and $3 million for the three months ended December 31, 2017, September 30, 2017, June 30 2017 and March 31, 2017, respectively.

(c)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 118–120 of the 2016 Annual Report, and pages 73-75 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$229	$223	$232	$235	$230	3%	—%	$919	$917	—%
Asset management, administration and commissions	18	16	16	18	15	13	20	68	69	(1)
All other income (a)	501	353	335	346	355	42	41	1,535	1,334	15
Noninterest revenue	748	592	583	599	600	26	25	2,522	2,320	9
Net interest income	1,605	1,554	1,505	1,419	1,363	3	18	6,083	5,133	19
TOTAL NET REVENUE (b)	2,353	2,146	2,088	2,018	1,963	10	20	8,605	7,453	15

Provision for credit losses	(62)	(47)	(130)	(37)	124	(32)	NM	(276)	282	NM

NONINTEREST EXPENSE
Compensation expense	364	370	365	371	333	(2)	9	1,470	1,332	10
Noncompensation expense	548	430	425	454	411	27	33	1,857	1,602	16
TOTAL NONINTEREST EXPENSE	912	800	790	825	744	14	23	3,327	2,934	13

Income before income tax expense	1,503	1,393	1,428	1,230	1,095	8	37	5,554	4,237	31
Income tax expense	546	512	526	431	408	7	34	2,015	1,580	28
NET INCOME	$957	$881	$902	$799	$687	9	39	$3,539	$2,657	33

Revenue by product
Lending	$1,049	$1,030	$1,023	$992	$994	2	6	$4,094	$3,795	8
Treasury services	921	873	854	796	730	5	26	3,444	2,797	23
Investment banking (c)	204	196	189	216	220	4	(7)	805	785	3
Other	179	47	22	14	19	281	NM	262	76	245
Total Commercial Banking net revenue (b)	$2,353	$2,146	$2,088	$2,018	$1,963	10	20	$8,605	$7,453	15

Investment banking revenue, gross (d)	$587	$570	$524	$646	$608	3	(3)	$2,327	$2,286	2

Revenue by client segment
Middle Market Banking (e)	$870	$848	$839	$784	$753	3	16	$3,341	$2,848	17
Corporate Client Banking (e)	711	688	662	666	645	3	10	2,727	2,429	12
Commercial Term Lending	356	367	364	367	355	(3)	—	1,454	1,408	3
Real Estate Banking	166	157	147	134	128	6	30	604	456	32
Other	250	86	76	67	82	191	205	479	312	54
Total Commercial Banking net revenue (b)	$2,353	$2,146	$2,088	$2,018	$1,963	10	20	$8,605	$7,453	15

FINANCIAL RATIOS
ROE	18%	17%	17%	15%	16%			17%	16%
Overhead ratio	39	37	38	41	38			39	39

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $304 million, $143 million, $131 million, $121 million and $134 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $699 million and $505 million for the full year ended December 31, 2017 and 2016, respectively. The three months ended December 31, 2017 and the full year 2017 results reflect the estimated impact of the enactment of the TCJA including a benefit to other revenue of $115 million on certain investments in the Community Development Banking business.

(c)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Represents total Firm revenue from investment banking products sold to CB clients.

(e)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking in the second quarter of 2017. The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$221,228	$220,064	$220,676	$217,348	$214,341	1%	3%	$221,228	$214,341	3%
Loans:
Loans retained	202,400	201,463	197,912	194,538	188,261	—	8	202,400	188,261	8
Loans held-for-sale and loans at fair value	1,286	764	1,661	1,056	734	68	75	1,286	734	75
Total loans	$203,686	$202,227	$199,573	$195,594	$188,995	1	8	$203,686	$188,995	8
Core loans	203,469	201,999	199,319	195,296	188,673	1	8	203,469	188,673	8
Equity	20,000	20,000	20,000	20,000	16,000	—	25	20,000	16,000	25

Period-end loans by client segment
Middle Market Banking (a)	$56,965	$56,192	$56,377	$55,113	$53,929	1	6	$56,965	$53,929	6
Corporate Client Banking (a)	46,963	47,682	45,918	45,798	43,027	(2)	9	46,963	43,027	9
Commercial Term Lending	74,901	74,349	73,760	72,496	71,249	1	5	74,901	71,249	5
Real Estate Banking	17,796	17,127	16,726	15,846	14,722	4	21	17,796	14,722	21
Other	7,061	6,877	6,792	6,341	6,068	3	16	7,061	6,068	16
Total Commercial Banking loans	$203,686	$202,227	$199,573	$195,594	$188,995	1	8	$203,686	$188,995	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,452	$218,196	$217,694	$213,784	$212,848	—	3	$217,047	$207,532	5
Loans:
Loans retained	201,948	199,487	196,454	190,774	187,528	1	8	197,203	178,670	10
Loans held-for-sale and loans at fair value	844	675	1,402	717	1,342	25	(37)	909	723	26
Total loans	$202,792	$200,162	$197,856	$191,491	$188,870	1	7	$198,112	$179,393	10
Core loans	202,569	199,920	197,567	191,180	188,478	1	7	197,846	178,875	11
Client deposits and other third-party liabilities	181,815	176,218	173,214	176,780	180,036	3	1	177,018	174,396	2
Equity	20,000	20,000	20,000	20,000	16,000	—	25	20,000	16,000	25

Average loans by client segment
Middle Market Banking (a)	$56,170	$55,782	$55,651	$54,267	$53,806	1	4	$55,474	$52,242	6
Corporate Client Banking (a)	47,585	46,451	46,483	43,582	44,390	2	7	46,037	41,756	10
Commercial Term Lending	74,577	74,136	73,081	71,880	70,316	1	6	73,428	66,700	10
Real Estate Banking	17,474	16,936	16,139	15,525	14,452	3	21	16,525	13,063	27
Other	6,986	6,857	6,502	6,237	5,906	2	18	6,648	5,632	18
Total Commercial Banking loans	$202,792	$200,162	$197,856	$191,491	$188,870	1	7	$198,112	$179,393	10

Headcount	9,005	8,965	8,823	8,554	8,365	—	8	9,005	8,365	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$22	$19	$8	$(10)	$53	16	(58)	$39	$163	(76)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	617	744	819	929	1,149	(17)	(46)	617	1,149	(46)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	617	744	819	929	1,149	(17)	(46)	617	1,149	(46)

Assets acquired in loan satisfactions	3	3	4	11	1	—	200	3	1	200
Total nonperforming assets	620	747	823	940	1,150	(17)	(46)	620	1,150	(46)
Allowance for credit losses:
Allowance for loan losses	2,558	2,620	2,678	2,896	2,925	(2)	(13)	2,558	2,925	(13)
Allowance for lending-related commitments	300	323	331	251	248	(7)	21	300	248	21
Total allowance for credit losses	2,858	2,943	3,009	3,147	3,173	(3)	(10)	2,858	3,173	(10)

Net charge-off/(recovery) rate (c)	0.04%	0.04%	0.02%	(0.02)%	0.11%			0.02%	0.09%
Allowance for loan losses to period-end loans retained	1.26	1.30	1.35	1.49	1.55			1.26	1.55
Allowance for loan losses to nonaccrual loans retained (b)	415	352	327	312	255			415	255
Nonaccrual loans to period-end total loans	0.30	0.37	0.41	0.47	0.61			0.30	0.61

(a)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking in the second quarter of 2017. The prior period amounts have been revised to conform with the current period presentation.

(b)
Allowance for loan losses of $92 million, $128 million, $112 million, $115 million and $155 million was held against nonaccrual loans retained at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,390	$2,240	$2,211	$2,105	$2,209	7%	8%	$8,946	$8,414	6%
All other income	125	150	155	163	89	(17)	40	593	598	(1)
Noninterest revenue	2,515	2,390	2,366	2,268	2,298	5	9	9,539	9,012	6
Net interest income	859	855	846	819	789	—	9	3,379	3,033	11
TOTAL NET REVENUE	3,374	3,245	3,212	3,087	3,087	4	9	12,918	12,045	7

Provision for credit losses	9	8	4	18	(11)	13	NM	39	26	50

NONINTEREST EXPENSE
Compensation expense	1,390	1,319	1,278	1,331	1,296	5	7	5,318	5,065	5
Noncompensation expense	958	862	914	1,249	879	11	9	3,983	3,413	17
TOTAL NONINTEREST EXPENSE	2,348	2,181	2,192	2,580	2,175	8	8	9,301	8,478	10

Income before income tax expense	1,017	1,056	1,016	489	923	(4)	10	3,578	3,541	1
Income tax expense	363	382	392	104	337	(5)	8	1,241	1,290	(4)
NET INCOME	$654	$674	$624	$385	$586	(3)	12	$2,337	$2,251	4

REVENUE BY LINE OF BUSINESS
Asset Management	$1,705	$1,587	$1,561	$1,487	$1,550	7	10	$6,340	$5,970	6
Wealth Management	1,669	1,658	1,651	1,600	1,537	1	9	6,578	6,075	8
TOTAL NET REVENUE	$3,374	$3,245	$3,212	$3,087	$3,087	4	9	$12,918	$12,045	7

FINANCIAL RATIOS
ROE	28%	29%	27%	16%	25%			25%	24%
Overhead ratio	70	67	68	84	70			72	70
Pretax margin ratio:
Asset Management	33	34	31	1	30			25	31
Wealth Management	27	32	33	30	30			30	28
Asset & Wealth Management	30	33	32	16	30			28	29

Headcount	22,975	22,685	22,289	22,196	21,082	1	9	22,975	21,082	9

Number of Wealth Management client advisors	2,605	2,581	2,452	2,480	2,504	1	4	2,605	2,504	4

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$151,909	$149,170	$147,508	$141,049	$138,384	2%	10%	$151,909	$138,384	10%
Loans	130,640	128,038	124,517	119,947	118,039	2	11	130,640	118,039	11
Core loans	130,640	128,038	124,517	119,947	118,039	2	11	130,640	118,039	11
Deposits	146,407	141,409	146,758	157,295	161,577	4	(9)	146,407	161,577	(9)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$149,147	$146,388	$142,966	$138,178	$135,213	2	10	$144,206	$132,875	9
Loans	127,802	125,445	122,173	118,310	115,063	2	11	123,464	112,876	9
Core loans	127,802	125,445	122,173	118,310	115,063	2	11	123,464	112,876	9
Deposits	142,069	144,496	150,786	158,810	158,335	(2)	(10)	148,982	153,334	(3)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$4	$5	$2	$3	$—	(20)	NM	$14	$16	(13)
Nonaccrual loans	375	337	400	379	390	11	(4)	375	390	(4)
Allowance for credit losses:
Allowance for loan losses	290	285	285	289	274	2	6	290	274	6
Allowance for lending-related commitments	10	10	10	4	4	—	150	10	4	150
Total allowance for credit losses	300	295	295	293	278	2	8	300	278	8
Net charge-off/(recovery) rate	0.01%	0.02%	0.01%	0.01%	—%			0.01%	0.01%
Allowance for loan losses to period-end loans	0.22	0.22	0.23	0.24	0.23			0.22	0.23
Allowance for loan losses to nonaccrual loans	77	85	71	76	70			77	70
Nonaccrual loans to period-end loans	0.29	0.26	0.32	0.32	0.33			0.29	0.33

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2017
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2017 Change
CLIENT ASSETS	2017	2017	2017	2017	2016	2017	2016	2017	2016	2016
Assets by asset class
Liquidity	$459	$441	$434	$444	$436	4%	5%	$459	$436	5%
Fixed income	474	461	440	432	420	3	13	474	420	13
Equity	428	405	390	378	351	6	22	428	351	22
Multi-asset and alternatives	673	638	612	587	564	5	19	673	564	19
TOTAL ASSETS UNDER MANAGEMENT	2,034	1,945	1,876	1,841	1,771	5	15	2,034	1,771	15
Custody/brokerage/administration/deposits	755	733	722	707	682	3	11	755	682	11
TOTAL CLIENT ASSETS	$2,789	$2,678	$2,598	$2,548	$2,453	4	14	$2,789	$2,453	14

Memo:
Alternatives client assets (a)	$166	$161	$159	$157	$154	3	8	$166	$154	8

Assets by client segment
Private Banking	$526	$507	$488	$468	$435	4	21	$526	$435	21
Institutional	968	921	889	889	869	5	11	968	869	11
Retail	540	517	499	484	467	4	16	540	467	16
TOTAL ASSETS UNDER MANAGEMENT	$2,034	$1,945	$1,876	$1,841	$1,771	5	15	$2,034	$1,771	15

Private Banking	$1,256	$1,217	$1,188	$1,154	$1,098	3	14	$1,256	$1,098	14
Institutional	990	941	909	908	886	5	12	990	886	12
Retail	543	520	501	486	469	4	16	543	469	16
TOTAL CLIENT ASSETS	$2,789	$2,678	$2,598	$2,548	$2,453	4	14	$2,789	$2,453	14

Assets under management rollforward
Beginning balance	$1,945	$1,876	$1,841	$1,771	$1,772			$1,771	$1,723
Net asset flows:
Liquidity	10	5	(7)	1	35			9	24
Fixed income	12	17	2	5	(6)			36	30
Equity	1	(5)	(3)	(4)	(12)			(11)	(29)
Multi-asset and alternatives	17	9	10	7	(3)			43	22
Market/performance/other impacts	49	43	33	61	(15)			186	1
Ending balance	$2,034	$1,945	$1,876	$1,841	$1,771			$2,034	$1,771

Client assets rollforward
Beginning balance	$2,678	$2,598	$2,548	$2,453	$2,447			$2,453	$2,350
Net asset flows	56	25	2	10	21			93	63
Market/performance/other impacts	55	55	48	85	(15)			243	40
Ending balance	$2,789	$2,678	$2,598	$2,548	$2,453			$2,789	$2,453

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q17 Change				2017 Change
	4Q17	3Q17	2Q17	1Q17	4Q16	3Q17	4Q16	2017	2016	2016
INCOME STATEMENT
REVENUE
Principal transactions	$123	$(2)	$148	$15	$27	NM	356%	$284	$210	35%
Securities gains/(losses)	(29)	—	(34)	(3)	5	NM	NM	(66)	140	NM
All other income (a)	28	111	667	61	269	(75)	(90)	867	588	47
Noninterest revenue	122	109	781	73	301	12	(59)	1,085	938	16
Net interest income	53	77	23	(98)	(498)	(31)	NM	55	(1,425)	NM
TOTAL NET REVENUE (b)	175	186	804	(25)	(197)	(6)	NM	1,140	(487)	NM

Provision for credit losses	—	—	—	—	—	—	—	—	(4)	100

NONINTEREST EXPENSE (c)	146	74	183	98	439	97	(67)	501	462	8
Income/(loss) before income tax expense/(benefit)	29	112	621	(123)	(636)	(74)	NM	639	(945)	NM
Income tax expense/(benefit) (d)	2,355	34	51	(158)	(295)	NM	NM	2,282	(241)	NM
NET INCOME/(LOSS)	$(2,326)	$78	$570	$35	$(341)	NM	NM	$(1,643)	$(704)	(133)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	222	265	86	(7)	(256)	(16)	NM	566	(787)	NM
Other Corporate	(47)	(79)	718	(18)	59	41	NM	574	300	91
TOTAL NET REVENUE	$175	$186	$804	$(25)	$(197)	(6)	NM	$1,140	$(487)	NM

NET INCOME/(LOSS)
Treasury and CIO	66	75	(14)	(67)	(197)	(12)	NM	60	(715)	NM
Other Corporate	(2,392)	3	584	102	(144)	NM	NM	(1,703)	11	NM
TOTAL NET INCOME/(LOSS)	$(2,326)	$78	$570	$35	$(341)	NM	NM	$(1,643)	$(704)	(133)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$781,478	$804,573	$817,754	$822,819	$799,426	(3)	(2)	$781,478	$799,426	(2)
Loans	1,653	1,614	1,696	1,483	1,592	2	4	1,653	1,592	4
Core loans (e)	1,653	1,614	1,696	1,480	1,589	2	4	1,653	1,589	4

Headcount	35,261	34,659	33,464	33,305	32,358	2	9	35,261	32,358	9

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$(29)	$—	$(34)	$(15)	$(3)	NM	NM	$(78)	$132	NM
AFS investment securities ( average)	205,252	212,633	225,053	234,841	227,960	(3)	(10)	219,345	226,892	(3)
HTM investment securities ( average)	47,115	47,034	48,232	49,362	50,883	—	(7)	47,927	51,358	(7)
Investment securities portfolio (average)	$252,367	$259,667	$273,285	$284,203	$278,843	(3)	(9)	$267,272	$278,250	(4)
AFS investment securities ( period-end)	200,247	214,257	213,291	230,617	236,670	(7)	(15)	200,247	236,670	(15)
HTM investment securities ( period-end)	47,733	47,079	47,761	48,913	50,168	1	(5)	47,733	50,168	(5)
Investment securities portfolio (period-end)	$247,980	$261,336	$261,052	$279,530	$286,838	(5)	(14)	$247,980	$286,838	(14)

(a)	Included revenue related to a legal settlement of $645 million for both the three months ended June 30, 2017 and the full year 2017.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $224 million, $216 million, $237 million, $228 million, and $222 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively and $905 million and $885 million for the full year 2017 and 2016, respectively.

(c)
Included legal expense/(benefit) of $(233) million, $(148) million, $16 million, $(228) million and $165 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $(593) million and $(385) million for the full year 2017 and 2016, respectively.

(d)	The three months ended December 31, 2017 and the full year 2017 results include a $2.7 billion increase to income tax expense reflecting the estimated impact of the enactment of the TCJA.

(e)
Average core loans were $1.7 billion, $1.7 billion, $1.6 billion, $1.6 billion, and $1.7 billion for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and $1.6 billion and $1.9 billion for the full year 2017 and 2016, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Dec 31, 2017
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2017	2017	2017	2017	2016	2017	2016
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$341,977	$337,592	$332,051	$326,198	$328,727	1%	4%
Loans - PCI	30,576	31,821	33,064	34,385	35,679	(4)	(14)
Total loans retained	372,553	369,413	365,115	360,583	364,406	1	2
Loans held-for-sale	128	188	256	6,472	238	(32)	(46)
Total consumer, excluding credit card loans	372,681	369,601	365,371	367,055	364,644	1	2

Credit card loans
Loans retained	149,387	141,200	140,035	134,917	141,711	6	5
Loans held-for-sale	124	113	106	99	105	10	18
Total credit card loans	149,511	141,313	140,141	135,016	141,816	6	5
Total consumer loans	522,192	510,914	505,512	502,071	506,460	2	3

Wholesale loans (b)
Loans retained	402,898	398,569	394,426	386,370	383,790	1	5
Loans held-for-sale and loans at fair value	5,607	4,278	8,829	7,533	4,515	31	24
Total wholesale loans	408,505	402,847	403,255	393,903	388,305	1	5

Total loans	930,697	913,761	908,767	895,974	894,765	2	4
Derivative receivables	56,523	58,260	56,506	56,063	64,078	(3)	(12)
Receivables from customers and other (c)	26,272	19,350	19,531	21,473	17,560	36	50
Total credit-related assets	1,013,492	991,371	984,804	973,510	976,403	2	4

Lending-related commitments
Consumer, excluding credit card	49,710	55,071	58,162	53,594	54,797	(10)	(9)
Credit card	572,831	574,641	576,264	577,096	553,891	—	3
Wholesale	370,098	372,380	366,498	364,520	368,014	(1)	1
Total lending-related commitments	992,639	1,002,092	1,000,924	995,210	976,702	(1)	2

Total credit exposure	$2,006,131	$1,993,463	$1,985,728	$1,968,720	$1,953,105	1	3

Memo: Total by category
Consumer exposure (d)	$1,144,866	$1,140,758	$1,140,074	$1,132,889	$1,115,268	—	3
Wholesale exposures (e)	861,265	852,705	845,654	835,831	837,837	1	3
Total credit exposure	$2,006,131	$1,993,463	$1,985,728	$1,968,720	$1,953,105	1	3

Note 1: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflected a write-down to the estimated fair value of the portfolio at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.
Note 2: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent held-for-investment margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2017
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2017	2017	2017	2017	2016	2017	2016
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,209	$4,161	$4,226	$4,549	$4,820	1	(13)

Wholesale nonaccrual loans
Loans retained	1,734	1,470	1,634	1,571	1,954	18	(11)
Loans held-for-sale and loans at fair value	—	2	31	109	109	(100)	(100)
Total wholesale nonaccrual loans	1,734	1,472	1,665	1,680	2,063	18	(16)

Total nonaccrual loans	5,943	5,633	5,891	6,229	6,883	6	(14)

Derivative receivables	130	164	170	179	223	(21)	(42)
Assets acquired in loan satisfactions	353	357	371	418	429	(1)	(18)
Total nonperforming assets	6,426	6,154	6,432	6,826	7,535	4	(15)
Wholesale lending-related commitments (d)	731	764	750	882	506	(4)	44
Total nonperforming exposure	$7,157	$6,918	$7,182	$7,708	$8,041	3	(11)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.64%	0.62%	0.65%	0.70%	0.77%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.13	1.13	1.16	1.24	1.32
Total wholesale nonaccrual loans to total
wholesale loans	0.42	0.37	0.41	0.43	0.53

(a)
At December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $4.3 billion, $4.0 billion, $4.1 billion, $4.5 billion and $5.0 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $95 million, $99 million, $105 million, $121 million and $142 million, respectively. Student loans insured by U.S. government agencies under FFELP and 90 or more days past due were also excluded from nonperforming assets prior to the sale of the student loan portfolio in the second quarter of 2017. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $-, $3 million, $33 million, $156 million and $53 million at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q17 Change					2017 Change
	4Q17	3Q17		2Q17	1Q17		4Q16	3Q17	4Q16	2017		2016	2016
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,539	$13,363		$13,413	$13,776		$14,204	1%	(5)%	$13,776		$13,555	2%
Net charge-offs:
Gross charge-offs	1,535	1,550		1,468	1,959		1,532	(1)	—	6,512		5,697	14
Gross recoveries	(271)	(285)		(264)	(305)		(252)	5	(8)	(1,125)		(1,005)	(12)
Net charge-offs	1,264	1,265	(c)	1,204	1,654		1,280	—	(1)	5,387		4,692	15
Write-offs of PCI loans (a)	20	20		22	24		32	—	(38)	86		156	(45)
Provision for loan losses	1,349	1,460		1,175	1,316		896	(8)	51	5,300		5,080	4
Other	—	1		1	(1)		(12)	(100)	100	1		(11)	NM
Ending balance	$13,604	$13,539		$13,363	$13,413		$13,776	—	(1)	$13,604		$13,776	(1)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,109	$1,117		$1,077	$1,078		$1,100	(1)	1	$1,078		$786	37
Provision for lending-related commitments	(41)	(8)		40	(1)		(32)	(413)	(28)	(10)		281	NM
Other	—	—		—	—		10	—	(100)	—		11	(100)
Ending balance	$1,068	$1,109		$1,117	$1,077		$1,078	(4)	(1)	$1,068		$1,078	(1)

Total allowance for credit losses	$14,672	$14,648		$14,480	$14,490		$14,854	—	(1)	$14,672		$14,854	(1)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.15%	0.22%		0.12%	0.76%	(d)	0.31%			0.31%	(d)	0.25%
Credit card retained loans	2.97	2.87		3.01	2.94		2.67			2.95		2.63
Total consumer retained loans	0.94	0.95		0.92	1.35	(d)	0.95			1.04	(d)	0.89
Wholesale retained loans	0.05	0.04		0.06	(0.03)		0.08			0.03		0.09
Total retained loans	0.55	0.56	(c)	0.54	0.76	(d)	0.58			0.60	(d)	0.54
Consumer retained loans, excluding credit card and
PCI loans	0.17	0.24		0.13	0.84	(d)	0.35			0.34	(d)	0.28
Consumer retained loans, excluding PCI loans	1.00	1.02		0.99	1.46	(d)	1.03			1.11	(d)	0.96
Total retained, excluding PCI loans	0.57	0.58	(c)	0.56	0.79	(d)	0.60			0.62	(d)	0.57

Memo: Average retained loans
Consumer retained, excluding credit card loans	$371,068	$367,411		$362,551	$366,098		$364,857	1	2	$366,798		$358,486	2
Credit card retained loans	143,388	141,061		138,032	137,112		136,085	2	5	139,918		131,081	7
Total average retained consumer loans	514,456	508,472		500,583	503,210		500,942	1	3	506,716		489,567	4
Wholesale retained loans	398,795	395,420		392,257	382,367		382,360	1	4	392,263		371,778	6
Total average retained loans	$913,251	$903,892		$892,840	$885,577		$883,302	1	3	$898,979		$861,345	4

Consumer retained, excluding credit card and
PCI loans	$339,860	$334,987		$328,816	$331,057		$328,507	1	3	$333,709		$320,118	4
Consumer retained, excluding PCI loans	483,248	476,048		466,848	468,169		464,592	2	4	473,627		451,199	5
Total retained, excluding PCI loans	882,040	871,465		859,102	850,533		846,949	1	4	865,887		822,973	5

Note: During the second quarter of 2017, the Firm refined its loss estimates on the wholesale portfolio by incorporating the use of internal historical data versus external credit rating agency default statistics to estimate probability of default. In addition, an adjustment to the modeled loss estimates for wholesale lending-related commitments was incorporated similar to the adjustment applied for wholesale loans. The impacts of these refinements were not material to the allowance for credit losses.

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(d)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the three months ended March 31, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.24%; Total consumer retained loans would have been 0.98%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.27%; Total consumer retained loans excluding PCI loans would have been 1.05%; and Total retained, excluding PCI loans would have been 0.57%. For the year ended December 31, 2017, the net charge-off rate for Consumer retained, excluding credit card loans would have been 0.18%; Total consumer retained loans would have been 0.95%; Total retained loans would have been 0.55%; Consumer retained, excluding credit card loans and PCI loans would have been 0.20%; Total consumer retained loans excluding PCI loans would have been 1.01%; and Total retained, excluding PCI loans would have been 0.57%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2017
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2017	2017	2017	2017	2016	2017	2016
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$246	$271	$296	$300	$308	(9)%	(20)%
Formula-based	2,108	2,266	2,239	2,339	2,579	(7)	(18)
PCI	2,225	2,245	2,265	2,287	2,311	(1)	(4)
Total consumer, excluding credit card	4,579	4,782	4,800	4,926	5,198	(4)	(12)
Credit card
Asset-specific (a)(b)	383	376	370	373	358	2	7
Formula-based	4,501	4,308	4,014	3,661	3,676	4	22
Total credit card	4,884	4,684	4,384	4,034	4,034	4	21
Total consumer	9,463	9,466	9,184	8,960	9,232	—	3
Wholesale
Asset-specific (a)	461	363	345	249	342	27	35
Formula-based	3,680	3,710	3,834	4,204	4,202	(1)	(12)
Total wholesale	4,141	4,073	4,179	4,453	4,544	2	(9)
Total allowance for loan losses	13,604	13,539	13,363	13,413	13,776	—	(1)
Allowance for lending-related commitments	1,068	1,109	1,117	1,077	1,078	(4)	(1)
Total allowance for credit losses	$14,672	$14,648	$14,480	$14,490	$14,854	—	(1)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.23%	1.29%	1.31%	1.37%	1.43%
Credit card allowance to total credit card retained loans	3.27	3.32	3.13	2.99	2.85
Wholesale allowance to total wholesale retained loans	1.03	1.02	1.06	1.15	1.18
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.12	1.12	1.17	1.27	1.30
Total allowance to total retained loans	1.47	1.49	1.49	1.52	1.55
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	109	115	114	112	109
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	147	157	154	157	145
Wholesale allowance to wholesale retained nonaccrual loans	239	277	256	283	233
Total allowance to total retained nonaccrual loans	229	241	229	225	205

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.69	0.75	0.76	0.81	0.88
Total allowance to total retained loans	1.27	1.29	1.28	1.31	1.34
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	56	61	60	60	61
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	109	117	115	119	111
Total allowance to total retained nonaccrual loans	191	201	190	187	171

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.